Cash and cash equivalents	12 Months Ended
Dec. 31, 2020
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Cash and cash equivalents
13. Cash and cash equivalents by currency were as follows:

	Year Ended December 31,
	2020	2019
	(in thousands)
Denominated in NOK	$5,298	$11,799
Denominated in USD	1,295	1,823
Denominated in GBP	532	352
Denominated in CNY	173	152

Total	$7,298	$14,126

Of the amounts above, employees’ withheld payroll tax deposits amounted to $21 and $44 at the end of 2020 and 2019, respectively. Only the withheld payroll tax deposits were restricted. Deposits for facilities rent or utilities have not been included in cash equivalents.